UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2021 (July 16, 2021)

Hyzon Motors Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39632	82-2726724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Quaker Meeting House Road Honeoye Falls, NY	14472
(Address of principal executive offices)	(Zip Code)

(585)-484-9337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 16, 2021 (the “Closing Date”), Decarbonization Plus Acquisition Corporation, a Delaware corporation (“DCRB”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Business Combination Agreement and Plan of Reorganization, dated as of February 8, 2021 (the “Business Combination Agreement”) with Hyzon Motors Inc., a Delaware corporation (“Old Hyzon”), and DCRB Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of DCRB (“Merger Sub”).

Immediately upon the completion of the Business Combination and the other transactions contemplated by the Business Combination Agreement (the “Transactions”, and such completion, the “Closing”), Old Hyzon became a direct wholly owned subsidiary of DCRB. In connection with the Transactions, DCRB changed its name to Hyzon Motors Inc. (“Hyzon”) and Old Hyzon changed its name to Hyzon Motors USA Inc.

The Transactions are described in more detail in in the section entitled “Proposal Number 1 — The Business Combination Proposal” beginning on page 85 of the Definitive Proxy Statement on Schedule 14A (File No. 001-39632) filed by DCRB with the Securities and Exchange Commission (the “SEC”) on June 21, 2021 (the “Proxy”). Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to Hyzon Motors Inc., and its consolidated subsidiaries following the Closing and references to “DCRB” refer to Decarbonization Plus Acquisition Corporation prior to the Closing.

Item 1.01. Entry into a Material Definitive Agreement

Registration Rights Agreement

In connection with the Closing and on the Closing Date, DCRB, certain securityholders of Old Hyzon and certain securityholders of DCRB entered into that certain Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy beginning on page 85 titled “Proposal No. 1 - The Business Combination Proposal—Related Agreements—A&R Registration Rights Agreement.”

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

On July 15, 2021, DCRB held a special meeting of the DCRB stockholders (the “Special Meeting”), at which the DCRB stockholders considered and adopted, among other matters, the Business Combination Agreement and the Transactions. As described above, on July 16, 2021, the parties to the Business Combination Agreement consummated the Transactions.

Holders of 2,089,323 shares of DCRB’s Class A common stock sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from DCRB’s initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.00 per share, or $20,894,145 in the aggregate.

As a result of the Business Combination, each share of common stock of Old Hyzon, par value $0.0001 per share (“Old Hyzon Common Stock”) was converted into the right to receive 1.7720 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and the contingent right to receive the Earnout Shares (as defined in the Business Combination Agreement) in accordance with the terms thereof.

Additionally, the shares of DCRB Class B common stock held by Decarbonization Plus Acquisition Sponsor, LLC (“Sponsor”), DCRB’s independent directors and WRG DCRB Investors, LLC, automatically converted into 5,643,125 shares of Class A Common Stock.

As previously disclosed, on June 28, 2021, DCRB issued an unsecured promissory note to the Sponsor in an aggregate principal amount of $1,500,000 (the “Note”). Pursuant to the terms of the Note, upon the consummation of the Business Combination, the Sponsor elected to convert the unpaid principal balance of the Note into that number of warrants to purchase one share of Class A Common Stock equal to the principal amount of the Note so converted divided by $1.00.

As previously disclosed, in connection with satisfying the Minimum Proceeds Condition (as defined in the Business Combination Agreement), DCRB entered into subscription agreements (the “Subscription Agreements”), each dated as of February 8, 2021, with certain investors (the “PIPE Investors”), pursuant to which, among other things, DCRB agreed to issue and sell, in private placements, an aggregate of 35,500,000 shares of Class A Common Stock of DCRB for $10.00 per share for an aggregate commitment of $355,000,000 (the “PIPE Financing”). At the Closing, the Company consummated the PIPE Financing.

As previously disclosed, on and after February 1, 2021 and February 15, 2021, Old Hyzon issued convertible promissory notes to Korea Zinc Co., Ltd. and Sewon Co., Ltd. in an aggregate principal amount of $45,000,000 (the “Convertible Notes”). Pursuant to the terms of the Convertible Notes, the outstanding principal and accrued interest on the Convertible Notes converted immediately prior to Transactions into shares of Old Hyzon Common Stock at a price per share equal to 90% of the price per share paid by the PIPE Investors, and upon the Closing, converted into Class A Common Stock on a one-for-one basis.

Immediately after giving effect to the Transactions (including as a result of the conversion of the Convertible Notes described above), the redemption of Initial Shares as described above, and the consummation of the PIPE Financing, there were 246,994,208 shares of Class A Common Stock issued and outstanding. Upon the Closing, DCRB Class A common stock and warrants ceased trading, and Class A Common Stock and warrants began trading on The Nasdaq Stock Market LLC (“Nasdaq”). DCRB’s public units automatically separated into their component securities upon consummation of the Transactions and, as a result, no longer trade as a separate security and were delisted from Nasdaq.

As noted above, an aggregate of $20,894,145 was paid from the Company’s trust account to holders that properly exercised their right to have Initial Shares redeemed, and the remaining balance immediately prior to the Closing of approximately $204.8 million remained in the trust account. The remaining amount in the trust account was used to fund the Transactions.

FORM 10 INFORMATION

Prior to the Closing Date, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These statements include, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. Forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference in this Current Report on Form 8-K may include, for example, statements about (i) our ability to maintain the listing of our common stock on Nasdaq following the Business Combination; (ii) our ability to raise financing in the future; (iii) our ability to retain or recruit, or changes required in, our officers, key employees or directors; (iv) our ability to commercialize our strategic plans, including our ability to establish facilities to produce our vehicles or secure hydrogen supply in appropriate volumes, at competitive costs or with competitive emissions profiles; (v) our ability to effectively compete in the heavy-duty transportation sector, and intense competition and competitive pressures from other companies worldwide in the industries in which we operate; (vi) our ability to protect, defend or enforce intellectual property on which we depend; and (vii) other factors detailed under the section titled “Risk Factors” beginning on page 29 of the Proxy and incorporated herein by reference.

Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Proxy in the section entitled “Risk Factors” beginning on page 29, which is incorporated herein by reference and in Hyzon’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other periodic filings with the SEC, which are available publicly on the SEC’s website at www.sec.gov.

Business

The business of Hyzon is described in the Proxy in the section titled “Information About Hyzon” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Hyzon’s business and operations and the Business Combination are set forth in the Proxy in the section titled “Risk Factors” and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of DCRB and Old Hyzon. Reference is further made to the disclosure contained in the Proxy in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hyzon” and “Management’s Discussion and Analysis of Financial Condition and Results of DCRB”, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hyzon” and “Management’s Discussion and Analysis of Financial Condition and Results of DCRB”, which are incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hyzon - Key Trends and Uncertainties”, which is incorporated herein by reference.

Properties

The properties of Old Hyzon are described in the Proxy in the sections titled “Information about Hyzon - Facilities”, and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Company common stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Company stock issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 246,994,208 shares of Class A Common Stock issued and outstanding as of the Closing Date, including the redemption of Initial Shares as described above and the consummation of the PIPE Investment. Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

Name and Address of Beneficial Owners	Number of shares of Class A Common Stock beneficially owned	% of outstanding Class A Common Stock
Five Percent Holders
Horizon Fuel Cell Technologies Pte. Ltd.(1)	155,639,006	63.0

Directors and Named Executive Officers
George Gu(2)	5,759,000	2.3
Erik Anderson(3)	630,947	*
Mark Gordon	—	—
Craig Knight(4)	5,714,700	2.3
Elaine Wong	781,386	*
Ivy Brown	—	—
Viktor Meng(6)	44,300	*
Dennis Edwards	177,200	*
KD Park	—	—
Gary Robb(5)	295,330	*
Directors and Executive Officers as a Group (14 Individuals)(7)	13,581,063	5.3

*	Less than one percent.
(1)

Hymas Pte. Ltd. (“Hymas”) is the record holder of the shares. Hymas is 79.62% owned indirectly by Horizon Fuel Cell Technologies Pte. Ltd. (“Horizon”), through its subsidiaries, including Jiangsu Qingneng New Energy Technologies Co., Ltd. (“JS-Horizon”) and Horizon Fuel Cell Technology (Hong Kong) Ltd. (“HFCT HK”). Horizon, by reason of its ownership of the voting securities of JS-Horizon, JS-Horizon’s ownership of the voting securities of HFCT HK, and HFCT HK’s ownership of the voting securities of Hymas, ultimately has the right to elect or appoint the members of the governing body of Hymas and, therefore, to direct the management and policies of Hymas. As a result, Horizon has voting and investment power over the shares of Class A Common Stock held of record by Hymas. Mr. Gu beneficially owns 17.6% of Horizon, consisting of 119,892 Ordinary Shares of Horizon, which is approximately 46.9% of the outstanding Ordinary Shares of Horizon, and 1 D-1 Preferred Share of Horizon, which is approximately 0.0% of the outstanding D-1 Preferred Shares of Horizon. Mr. Knight beneficially 2.4% of Horizon, consisting of 1,205 Ordinary Shares of Horizon, which is approximately 0.0% of the outstanding Ordinary Shares of Horizon, and 15,257 shares of A Preferred Shares of Horizon, which is approximately 19.9% of the outstanding A Preferred Shares of Horizon. Mr. Gu and Mr. Knight disclaim any beneficial ownership of Class A Common Stock by reason of their beneficial ownership of shares of Horizon. The address for Horizon and Hymas is Enterprise Hub, 48 Toh Guan Road East, Postal 608586, #05-124, Singapore. The address for JS-Horizon is 302-309 Building A, New Environmental Materials Industrial Park, Huada Road, Jingang Town, Zhangjiagang City, Jiangsu, People’s Republic of China. The address for HFCT HK is 11/F., Capital Centre, 151 Gloucester Road, Wanchai, Hong Kong.

(2)

Consists of 221,500 shares of Class A Common Stock, and 5,537,500 shares of Class A Common Stock issuable upon the exercise of Hyzon options within 60 days, subject to the vesting conditions described in the section entitled “Executive Compensation” beginning on page 192 of the Proxy.

(3)

Interests shown exclude 726,057 shares of Class A Common Stock underlying private placement warrants that are not currently exercisable. WRG DCRB Investors, LLC is the record holder of the shares reported herein. WestRiver Management, LLC is the managing member and majority owner of WRG DCRB Investors, LLC with 82% ownership. Erik Anderson is the sole member of WestRiver Management, LLC and has voting and investment discretion with respect to the common stock held of record by WRG DCRB Investors, LLC. As such, each of WestRiver Management, LLC and Erik Anderson may be deemed to have or share beneficial ownership of the Class A Common Stock held directly by WRG DCRB Investors, LLC. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and Erik Anderson is 920 5th Ave, Ste 3450, Seattle, WA 98104.

(4)	Consists of 177,200 shares of Class A Common Stock, and 5,537,500 shares of Hyzon Class A common stock issuable upon the exercise of Hyzon options within 60 days.
(5)	Consists solely of shares of Class A Common Stock issuable upon the exercise of Hyzon options or restricted stock units within 60 days.
(6)	Consists of 26,580 shares of Class A Common Stock, and 17,720 shares of Class A Common Stock issuable upon the exercise of Hyzon options within 60 days.
(7)	Consists of 2,015,813 shares of Class A Common Stock and 11,565,250 shares of Class A Common Stock issuable upon the exercise of Hyzon options or restricted stock units within 60 days.

Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Transactions are described in the Proxy in the section titled “Management After the Business Combination” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Proxy in the section titled “Management After the Business Combination—Director Independence; Controlled Company Exemption” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the board of directors of the Company (the “Board”) immediately after the Closing is set forth in the Proxy in the sections titled “Management After the Business Combination—Audit Committee,” “Management After the Business Combination—Compensation Committee” and “Management After the Business Combination—Nominating and Corporate Governance Committee” and that information is incorporated herein by reference.

Executive and Director Compensation

A description of the compensation of the named executive officers of DCRB and of Old Hyzon before the consummation of the Business Combination and of Hyzon after the consummation of the Business Combination is set forth in the Proxy in the section titled “Executive Compensation” and that information is incorporated herein by reference.

At the Special Meeting, DCRB stockholders approved the Hyzon Motors Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The description of the 2021 Plan is set forth in the Proxy section entitled “Proposal No. 5 - The 2021 Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.6 hereto and is incorporated herein by reference. Following the completion of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the 2021 Plan to eligible participants.

Indemnification of Directors and Officers

Hyzon has entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by Hyzon of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to Hyzon or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. Further information about the indemnification of Hyzon’s directors and officers is set forth in the Proxy in the section titled “Management After the Business Combination—Limitation on Liability and Indemnification of Officers and Directors” and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The certain relationships and related party transactions of the Company are described in the Proxy in the sections titled “Certain Relationships and Related Person Transactions” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hyzon - Material Transactions with Related Parties”, and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy titled “The Business Combination—Litigation Relating to the Business Combination” and “Information About Hyzon—Legal Proceedings” and that information is incorporated herein by reference

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s Class A Common Stock, Public Warrants and DCRB’s public units, each consisting of one share of Class A Common Stock and one-half of a public warrant (the “Units”), were historically quoted on Nasdaq under the symbols “DCRB,” “DCRBW” and “DCRBU,” respectively. At the effective time of the merger, DCRB’s public units automatically separated into the component securities and, as a result, no longer trade as a separate security.

As of the Closing Date, there were approximately 154 holders of record of the Company’s Class A Common Stock and approximately 10 holders of record of the Company’s warrants to purchase Class A Common Stock. Hyzon’s Class A Common Stock and warrants began trading on Nasdaq under the symbols “HYZN” and “HYZNW”, on July 19, 2021, subject to ongoing review of Hyzon’s satisfaction of all listing criteria post-Business Combination.

Hyzon has not paid any cash dividends on shares of its Class A Common Stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure set forth in the Proxy in the section titled “Proposal No. 5 - The 2021 Plan Proposal” and that information is incorporated herein by reference. As described above, at the Special Meeting, the DCRB stockholders approved the 2021 Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder. A copy of the full text of the 2021 Plan is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the compensation committee of the Board will make grants of awards under the 2021 Plan to eligible participants. A description of the compensation of the directors of DCRB and of Old Hyzon before the consummation of the Business Combination is set forth in the Proxy in the sections titled “Executive Compensation” and that information is incorporated herein by reference.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	21,560,993	(a)	$1.13	23,226,543
Equity compensation plans not approved by security holders	—		—	—
Total	21,560,993		$1.13	23,226,543

(a)

Amount represents 1,942,295 restricted stock units and 19,618,698 options, previously granted pursuant under the Company’s 2020 Stock Incentive Plan and which converted into equity awards denominated in shares under the 2021 Plan upon the Closing.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Proxy in the section titled “Description of Securities” and that information is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Transaction Consideration

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

The securities issued in connection with the Transactions have not been registered under the Securities Act in reliance on the exemption from registration under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The issuance of Class A Common Stock upon automatic conversion of DCRB’s Class B common stock at the Closing has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On July 16, 2021, the Audit Committee of the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. KPMG served as independent registered public accounting firm of Old Hyzon prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), DCRB’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by KPMG as the Company’s independent registered public accounting firm following completion of Withum’s review of the quarter ended June 30, 2021, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, DCRB. The reports of Withum on DCRB’s, the Company’s legal predecessor, consolidated balance sheet as of December 31, 2020 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for the period ended March 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, other than the restatement of the Company’s financial statements for the periods ended December 31, 2020 and 2019. During the fiscal years ended December 31, 2019 and December 31, 2020, and through July 16, 2021, there were no disagreements between DCRB or the Company, as applicable, and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period. During the fiscal years ended December 31, 2019 and December 31, 2020, and through July 16, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated July 22, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

Reference is made to the information contained in the section entitled “Introductory Note” and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Transactions, and in accordance with the terms of the Business Combination Agreement, each executive officer of DCRB ceased serving in such capacity; Dr. Jennifer Aaker, Jane Kearns, Pierre Lapeyre, Jr., David Leuschen, Robert Tichio, Jim McDermott, Jeffrey Tepper and Michael Warrent ceased serving on DCRB’s board of directors.

Dennis Edwards, Mark Gordon and Elaine Wong were appointed as Class I directors of the Company to serve until the next annual meeting of stockholders, Ivy Brown, Viktor Meng and Ki Deok (KD) Park were appointed as Class II directors of the Company to serve until the second annual meeting of stockholders, and Erik Anderson, George Gu and Craig Knight were appoint was Class III directors of the Company, to serve until the third annual meeting of stockholders, in each cash, until their successors are duly elected and qualified.

Upon the consummation of the Transactions, the Company established three board committees: audit committee, compensation committee and nominating and corporate governance committee. Mr. Park and Mses. Brown and Wong were appointed to serve on the Company’s audit committee, with Ms. Brown serving as the chair and Mr. Park qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Messrs. Anderson, Edwards and Meng were appointed to serve on the Company’s compensation committee, with Mr. Anderson serving as the chair. Messrs. Edward and Meng and Ms. Wong were appointed to serve on the Company’s nominating and corporate governance committee, with Ms. Wong serving as the chair.

Additionally, upon consummation of the Transactions, Craig Knight was appointed as the Company’s Chief Executive Officer; George Gu was appointed as the Company’s Executive Chairman; Mark Gordon was appointed as the Company’s Chief Financial Officer; Adam Kroll was appointed as the Company’s Chief Administrative Officer; Gary Robb was appointed as Chief Technology Officer; Parker Meeks was appointed as Chief Strategy Officer; John Zavoli was appointed as General Counsel, Chief Legal Officer and Secretary; and Max Holthausen was appointed as Managing Director of Hyzon Europe.

Reference is made to the disclosure described in the Proxy in the section titled “Management After the Business Combination” beginning on page 202 for biographical information about each of the directors and officers following the Transactions, which is incorporated herein by reference.

Hyzon Motors Inc. 2021 Incentive Award Plan

As described above, at the Special Meeting, the DCRB stockholders considered and approved the 2021 Plan. The board of DCRB previously approved the 2021 Plan on June 21, 2021, subject to stockholder approval. The 2021 Plan became effective immediately upon the Closing.

The 2021 Plan permits the Company to deliver up to 23,226,543 shares of Class A Common Stock pursuant to awards issued under the 2021 Plan. The number of shares of Class A Common Stock reserved for issuance under the 2021 Plan will automatically increase on the first day of each calendar year, beginning in 2022 and ending in 2031, in an amount equal to the lesser of (A) three percent of the shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board or the compensation committee of the Board.

A more complete summary of the terms of the 2021 Plan is set forth in the Proxy, in the section titled “The 2021 Plan Proposal”. That summary and the foregoing description of the 2021 Plan are qualified in their entirety by reference to the text of the 2021 Plan, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Employment Agreements

In connection with the Business Combination, Hyzon entered into new employment agreements with Craig Knight, Hyzon’s Chief Executive Officer, and George Gu, Hyzon’s Executive Chairman on July 9, 2021. The employment agreement with Mr. Knight provides a base salary of $450,000, and an annual target bonus opportunity of up to 70% of base salary. The employment agreement with Mr. Gu provides for a base salary of $475,000, and an annual target bonus opportunity of up to 70% of base salary.

Messrs. Knight and Gu are also each eligible to receive a one-time grant under the 2021 Plan of 3% of the fully diluted outstanding shares of Hyzon Class A common stock immediately following the Closing.

The executives will be entitled to participate in Hyzon employee health/welfare and retirement benefit plans and programs as are made available to senior executives or employees generally.

Upon a termination for any reason, each executive is entitled to receive any earned, but unpaid base salary, any accrued and unused vacation and any owed reimbursements pursuant to the employment agreement. Upon a termination of employment by Hyzon without “Cause” or by the executive for “Good Reason” (as those terms are defined in the employment agreements) within 12 months after, or three months prior to, a “Change in Control” (as defined in the employment agreements), each executive will also receive (i) a lump sum payment equal to 24 months’ base salary, (ii) a pro-rata bonus for the year of termination, and (iii) reimbursement for continued medical benefits for up to 24 months. Additionally, outstanding equity awards under the 2021 Plan will fully vest. Upon a termination of employment by Hyzon without Cause or by the executive for Good Reason that is not within 12 months after, and not three months prior to, a Change in Control, each executive will receive (i) a lump sum payment equal to 12 months’ base salary, (ii) a pro rata bonus for the year of termination, and (iii) reimbursement for continued medical benefits for up to 12 months. Additionally, outstanding equity awards under the 2021 Plan will vest on an accelerated basis for 12 months.

Severance and termination benefits payable pursuant to the employment agreements generally are subject to the executive’s execution of a release of claims.

The foregoing description of the employment agreements with each of Messrs. Knight and Gu does not purport to be complete and is qualified in its entirety by the terms and conditions of the employment agreements, which are attached hereto as Exhibit 10.7 and Exhibit 10.8, respectively, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the merger of Merger Sub with and into Old Hyzon, Merger Sub discontinued its existence as a Delaware company, with Old Hyzon surviving the merger. Immediately thereafter, in connection with the consummation of the Business Combination, DCRB changed its name to Hyzon Motors Inc. and adopted the second amended and restated articles of incorporation and the amended and restated bylaws.

The Company’s common stock and Public Warrants are listed for trading on Nasdaq under the symbols “HYZN” and “HYZNW,” respectively. Upon consummation of the Business Combination, the CUSIP numbers relating to the Company’s common stock and warrants changed to 44951Y102 and 44951Y110, respectively.

Amended and Restated Articles of Incorporation

On the Closing Date, in connection with the consummation of the Transactions, the Company amended and restated its amended and restated certificate of incorporation, effective as of the Closing (the “Second A&R Charter”), effective as of the Closing. The stockholders of DCRB approved this amendment and restatement at the Special Meeting.

The material terms of the Second A&R Charter and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy under the sections titled “Proposal No. 2—The Authorized Share Charter Proposal,” “Proposal No. 3—The Additional Charter Approval Proposal,” and “Description of Securities” beginning on pages 120, 121 and 213 of the Proxy Statement, respectively, which are incorporated herein by reference.

This summary of the Second A&R Charter does not purport to be complete and is qualified in its entirety by reference to the text of the Second A& Charter, which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Bylaws

On the Closing Date, in connection with the consummation of the Transactions, the Company amended and restated its bylaws to be consistent with the Company’s Second A&R Charter and to make certain other changes that the Board deemed appropriate for a public operating company. This summary of the amended and restated bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amended and restated bylaws, which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by DCRB’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the section titled “Proposal No. 1 -The Business Combination Proposal” beginning on page 85 of the Proxy, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Old Hyzon for the period from January 21, 2020 (inception) through December 31, 2020 and the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy beginning on page F-56 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old Hyzon as of and for the three months ended March 31, 2021 and for the period from January 21, 2020 (inception) through March 31, 2020 are set forth in the Proxy beginning on page F-44 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the three months ended March 31, 2021 and the period ended December 31, 2020 is attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(c) Exhibit.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement and Plan of Reorganization, dated as of February 8, 2021, by and among DCRB, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 of DCRB’s Current Report on Form 8-K filed with the SEC on February 8, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of Hyzon Motors Inc.

3.2	Amended and Restated Bylaws of Hyzon Motors Inc.

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 of DCRB’s Registration Statement on Form S-1 filed with the SEC on September 20, 2020).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of DCRB’s Registration Statement on Form S-1 filed with the SEC on September 20, 2020).

4.3	Warrant Agreement, dated as of October 19, 2020, by and between DCRB and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 of DCRB’s Current Report on Form 8-K filed with the SEC on October 22, 2020).

4.4	Ardour Warrant Agreement, dated as of July 16, 2021, by and between DCRB and Continental Stock Transfer & Trust Company.

10.1	Lock-Up Agreement (incorporated by reference to Exhibit 10.1 of DCRB’s Current Report on Form 8-K filed with the SEC on February 8, 2021).

10.2	Founder Warrant Agreement, dated as of February 8, 2021 by and among DCRB, Sponsor and the other parties thereto (incorporated by reference to Exhibit 10.2 of DCRB’s Current Report on Form 8-K filed with the SEC on February 8, 2021).

10.3	Form of Subscription Agreement (incorporated by reference to Exhibit 10.3 of DCRB’s Current Report on Form 8-K filed with the SEC on February 8, 2021).

10.4	Ardour Subscription Agreement, dated as of February 8, 2021 by and among DCRB, Ardour Capital and the Company (incorporated by reference to Exhibit 10.4 of DCRB’s Current Report on Form 8-K filed with the SEC on February 8, 2021).

10.5	Amended and Restated Registration Rights Agreement, dated of July 16, 2021, by and among the Company and certain securityholders of the Company named therein and certain equityholders of Old Hyzon named therein.

10.6#	Hyzon Motors Inc. 2021 Equity and Incentive Compensation Plan.

10.7#	Employment Agreement, dated as of July 9, 2021, between Hyzon Motors Inc. and Craig Knight.

10.8#	Employment Agreement, dated as of July 9, 2021, between Hyzon Motors Inc. and George Gu.

Exhibit No.	Exhibit

10.9#	Employment Agreement, dated as of July 15, 2021, between Hyzon Motors Inc. and John Zavoli.

10.10#	Employment Agreement, dated February 12, 2020, between Hyzon Motors Inc. and Gary Robb.

10.11#	Employment Agreement, dated March 18, 2020, between Hyzon Motors Inc. and Adam Kroll.

10.12#	Employment Agreement, dated June 7, 2020, between Hyzon Motors Inc. and Parker Meeks.

10.13#	Form of Indemnification Agreement, by and between Hyzon Motors Inc. and each of its directors and executive officers.

10.14	Intellectual Property Agreement, dated January 12, 2021, between Jiangsu Qingneng New Energy Technologies Co., Ltd. and Shanghai Qingneng Horizon New Energy Ltd. and Hyzon Motors Inc.

10.15	Framework Supply Contract Template, dated January 7, 2021, between Jiangsu Qingneng New Energy Technologies Co. Ltd. and Hyzon Motors Inc.

16.1	Letter from WithumSmith+Brown, PC to the SEC.

21.1	List of Subsidiaries of Hyzon Motors Inc.

99.1	Unaudited Pro Forma Financial Statements.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
#	Indicates management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2021

HYZON MOTORS INC.

By:	/s/ Craig M. Knight
	Name:	Craig M. Knight
	Title:	Chief Executive Officer